Exhibit 99.1




                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION
For Period from February 29, 2004 through March 31, 2004

IN RE:                              }     CASE NUMBER
                                    }     02-10835
                                    }
The NewPower Company, et. al.       }     JUDGE   W. Homer Drake, Jr.
                                    }
DEBTORS                             }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 2/29/03 TO 3/31/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                      Paul Ferdinands
                                                      -------------------------
                                                      Attorney for Debtor

Debtor's Address                                      Attorney's Address
and Phone Number                                      and Phone Number

93 Cherry Street                                      191 Peachtree St.
New Canaan, Ct 06840                                  Atlanta, GA 30303
Tel: (203) 966-1881                                   Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                      Post Petition
                                                   Totals
For Period from February 29, 2004 through March 31, 2004

Opening Cash Balance -2/29/04               $    96,645 (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security Deposits
Sale Proceeds/Interest Income/Other                  31
--------------------------------------------------------
Total Inflows                                        31
-----------------------------------------------------------------------------------------
                                                            Distribution of Outflows
Outflows:                                                  NewPower       The NewPower
Post Petition:                                            Holdings, Inc.     Company
--------------                                            --------------     -------
Call Center (Sitel)
Professionals - Bankruptcy                          910             910
Consulting Fees                                       3               3
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac)
Lockbox Fees (First Union)                            2               2
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                      11              11
Rent                                                  3               3
Insurance
Utilities (Heat, Hydro, Phone, etc.)                  2               2
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s)(15%)
Billing/Customer Support (IBM)
Payroll                                              16              16
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements                                    2               2
State Tax Payments                                    2               2
Enron payments
Other Vendors  - Class Action Settlement          1,500           1,500
-----------------------------------------------------------------------------------------
Total Outflows                                    2,451           2,451
-----------------------------------------------------------------------------------------
--------------------------------------------------------
Net Cash Flows                                   (2,420)
--------------------------------------------------------

                                     -------------------
Closing Cash Balance                           $ 94,225
=====================================-------------------


                                                                Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from February 29, 2004 through March 31, 2004
Amounts in $000's



Accounts Receivable at Petition Date:        $ 75,200


Beginning of Month Balance*  - Gross         $ 13,476 (per 2/29/04 G/L)
PLUS:  Current Month New Billings                   - (December revenue)
LESS:  Collections During the Month                 -
                                             ---------
End of Month Balance - Gross                 $ 13,476 (per 3/31/04 G/L)
Allowance for Doubtful Accounts               (13,476)
                                             ---------

End of Month Balance - Net of Allowance      $      -
                                             =========

                     Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                            AR Aging for Post Petition Receivables

                            Current     > 30 days    > 60 days      Total
                            ------------------------------------------------

                            $     -     $       -    $     111      $  111

                                                                Attachment 2



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from February 29, 2004 through March 31, 2004
Amounts in $000's



See attached System Generated A/P reports as of 3/31/04 (Attachments 2A and
2B).



Beginning of Period Balance              $ 722 (per 2/29/04 G/L)
PLUS:  New Indebtedness Incurred           245
LESS:  Amounts Paid on A/P                (931)
                                         ------

End of Month Balance                     $  36 (per 3/31/04 G/L)
                                         ======


                                            The New Power Company
                                                Vendor Detail
                                             Month of March, 2004

                                                   Type              Date            Amount              Balance
                                                ---------------   ----------       ------------    ---------------
Affiliated Warehouses, Inc.                                                                                  0.00
                                                Bill              03/05/2004           1,000.33          1,000.33
                                                Bill Pmt -Check   03/05/2004          -1,000.33              0.00
                                                                                   -------------   ---------------
Total Affiliated Warehouses, Inc.                                                          0.00              0.00

Arnold & Porter                                                                                          7,869.00
                                                Bill Pmt -Check   03/18/2004          -6,598.75          1,270.25
                                                                                   -------------   ---------------
Total Arnold & Porter                                                                 -6,598.75          1,270.25

AT&T                                                                                                        64.35
Total AT&T                                                                                                  64.35


AT&T Wireless                                                                                                0.00
                                                Bill              03/26/2004             151.05            151.05
                                                Bill Pmt -Check   03/26/2004            -151.05              0.00
                                                                                   -------------   ---------------
Total AT&T Wireless                                                                        0.00              0.00


Atlas Van Lines, Inc                                                                                         0.00
                                                Bill              03/01/2004           2,408.06          2,408.06
                                                Bill Pmt -Check   03/01/2004          -2,408.06              0.00
                                                                                   -------------   ---------------
Total Atlas Van Lines, Inc                                                                 0.00              0.00


Bracewell Patterson                                                                                      1,533.30
Total Bracewell Patterson                                                                                1,533.30


Carroll & Gross                                                                                         22,814.73
Total Carroll & Gross                                                                                   22,814.73


Commissioner of Revenue Services, Ct                                                                         0.00
                                                Bill              03/12/2004             300.00            300.00
                                                Bill Pmt -Check   03/12/2004            -300.00              0.00
                                                Bill              03/12/2004           1,200.00          1,200.00
                                                Bill Pmt -Check   03/12/2004          -1,200.00              0.00
                                                                                   -------------   ---------------
Total Commissioner of Revenue Services, Ct                                                 0.00              0.00


CT Corporation System                                                                                        0.00
                                                Bill              03/12/2004             280.00            280.00
                                                Bill              03/12/2004             280.00            560.00
                                                Bill Pmt -Check   03/12/2004            -560.00              0.00
                                                                                   -------------   ---------------
Total CT Corporation System                                                                0.00              0.00


D'Arcangelo & Co. LLP                                                                                    4,614.50
Total D'Arcangelo & Co. LLP                                                                              4,614.50


Delaware Secretary of State                                                                                  0.00
                                                Bill              03/12/2004             200.00            200.00
                                                Bill Pmt -Check   03/12/2004            -200.00              0.00
                                                                                   -------------   ---------------
Total Delaware Secretary of State                                                          0.00              0.00


Deloitte & Touche LLP                                                                                    3,395.90


                                                                                                Exhibit 2A Page 1 of 5



                                            The New Power Company
                                                Vendor Detail
                                             Month of March, 2004

                                                   Type              Date            Amount              Balance
                                                ---------------   ----------       ------------    ---------------
                                                Bill              03/12/2004           4,550.00          7,945.90
                                                Bill Pmt -Check   03/12/2004          -7,945.90              0.00
                                                                                   -------------   ---------------
Total Deloitte & Touche LLP                                                           -3,395.90              0.00


Gretchen Crist                                                                                               0.00
                                                Bill              03/01/2004             212.67            212.67
                                                Bill Pmt -Check   03/01/2004            -212.67              0.00
                                                                                   -------------   ---------------
Total Gretchen Crist                                                                       0.00              0.00


Gretchen Crist - consulting                                                                                  0.00
                                                Bill              03/01/2004           2,625.00          2,625.00
                                                Bill Pmt -Check   03/01/2004          -2,625.00              0.00
                                                                                   -------------   ---------------
Total Gretchen Crist - consulting                                                          0.00              0.00


IKON Office Solutions                                                                                        0.00
                                                Bill              03/01/2004             137.80            137.80
                                                Bill Pmt -Check   03/01/2004            -137.80              0.00
                                                Bill              03/18/2004             536.36            536.36
                                                Bill Pmt -Check   03/18/2004            -536.36              0.00
                                                                                   -------------   ---------------
Total IKON Office Solutions                                                                0.00              0.00


Kaster Moving Co. Inc.                                                                                       0.00
                                                Bill              03/01/2004           1,275.00          1,275.00
                                                Bill Pmt -Check   03/01/2004          -1,275.00              0.00
                                                Bill              03/01/2004           1,259.50          1,259.50
                                                Bill Pmt -Check   03/01/2004          -1,259.50              0.00
                                                Bill              03/05/2004             500.35            500.35
                                                Bill Pmt -Check   03/05/2004            -500.35              0.00
                                                Bill              03/12/2004           1,194.85          1,194.85
                                                Bill Pmt -Check   03/12/2004          -1,194.85              0.00
                                                                                   -------------   ---------------
Total Kaster Moving Co. Inc.                                                               0.00              0.00


Kathleen Magruder                                                                                            0.00
                                                Bill              03/05/2004             238.00            238.00
                                                Bill Pmt -Check   03/05/2004            -238.00              0.00
                                                                                   -------------   ---------------
Total Kathleen Magruder                                                                    0.00              0.00


King and Spalding                                                                                       15,911.81
                                                Bill              03/01/2004           3,691.80         19,603.61
                                                Bill Pmt -Check   03/01/2004         -13,564.61          6,039.00
                                                Bill              03/05/2004           3,955.98          9,994.98
                                                Bill Pmt -Check   03/05/2004          -3,955.98          6,039.00
                                                                                   -------------   ---------------
Total King and Spalding                                                               -9,872.81          6,039.00


Leboeuf, Lamb, Greene & Macrae                                                                             675.86
                                                Bill              03/01/2004           1,425.90          2,101.76
                                                Bill              03/01/2004             150.00          2,251.76
                                                Bill              03/01/2004             803.76          3,055.52
                                                Bill              03/01/2004           3,675.08          6,730.60
                                                Bill              03/01/2004           1,054.23          7,784.83


                                                                                                Exhibit 2A Page 2 of 5



                                            The New Power Company
                                                Vendor Detail
                                             Month of March, 2004

                                                   Type              Date            Amount              Balance
                                                ---------------   ----------       ------------    ---------------
                                                Bill              03/01/2004           4,008.30         11,793.13
                                                Bill              03/01/2004           6,018.77         17,811.90
                                                Bill Pmt -Check   03/01/2004         -17,136.04            675.86
                                                                                   -------------   ---------------
Total Leboeuf, Lamb, Greene & Macrae                                                       0.00            675.86


MCI                                                                                                          0.00
                                                Bill              03/05/2004           1,225.92          1,225.92
                                                Bill Pmt -Check   03/05/2004          -1,225.92              0.00
                                                                                   -------------   ---------------
Total MCI                                                                                  0.00              0.00


Mellon Investors Services, LLC                                                                               0.00
                                                Bill              03/01/2004           1,377.62          1,377.62
                                                Bill Pmt -Check   03/01/2004          -1,377.62              0.00
                                                Bill              03/18/2004           1,363.19          1,363.19
                                                Bill Pmt -Check   03/18/2004          -1,363.19              0.00
                                                                                   -------------   ---------------
Total Mellon Investors Services, LLC                                                       0.00              0.00


Morris, Manning & martin, LLP                                                                                0.00
                                                Bill              03/05/2004             138.00            138.00
                                                Bill Pmt -Check   03/05/2004            -138.00              0.00
                                                                                   -------------   ---------------
Total Morris, Manning & martin, LLP                                                        0.00              0.00


Ms. Patricia Foster                                                                                          0.00
                                                Bill              03/05/2004           1,313.97          1,313.97
                                                Bill Pmt -Check   03/05/2004          -1,313.97              0.00
                                                Bill              03/30/2004             809.44            809.44
                                                Bill Pmt -Check   03/30/2004            -809.44              0.00
                                                                                   -------------   ---------------
Total Ms. Patricia Foster                                                                  0.00              0.00


Parker, Hudson, Rainer & Dobbs                                                                         101,393.10
                                                Bill              03/12/2004          25,933.96        127,327.06
                                                Bill              03/12/2004          24,619.14        151,946.20
                                                Bill Pmt -Check   03/12/2004        -151,946.20              0.00
                                                                                   -------------   ---------------
Total Parker, Hudson, Rainer & Dobbs                                                -101,393.10              0.00


Poorman-Douglas Corporation                                                                                  0.00
                                                Bill              03/01/2004           1,067.61          1,067.61
                                                Bill Pmt -Check   03/01/2004          -1,067.61              0.00
                                                Bill              03/18/2004           1,042.01          1,042.01
                                                Bill Pmt -Check   03/18/2004          -1,042.01              0.00
                                                                                   -------------   ---------------
Total Poorman-Douglas Corporation                                                          0.00              0.00


Role Technology LLC                                                                                          0.00
                                                Bill              03/05/2004             295.00            295.00
                                                Bill Pmt -Check   03/05/2004            -295.00              0.00
                                                                                   -------------   ---------------
Total Role Technology LLC                                                                  0.00              0.00


Scherers Conferencing                                                                                        0.00
                                                Bill              03/01/2004              16.21             16.21
                                                Bill Pmt -Check   03/01/2004             -16.21              0.00
                                                                                   -------------   ---------------



                                                                                                Exhibit 2A Page 3 of 5



                                            The New Power Company
                                                Vendor Detail
                                             Month of March, 2004

                                                   Type              Date            Amount              Balance
                                                ---------------   ----------       ------------    ---------------
Total Scherers Conferencing                                                                0.00              0.00

Sidley Austin Brown & Wood                                                                             564,784.60
                                                Bill              03/01/2004          38,708.20        603,492.80
                                                Bill              03/01/2004          99,999.66        703,492.46
                                                Bill              03/01/2004               0.00        703,492.46
                                                Bill Pmt -Check   03/01/2004               0.00        703,492.46
                                                Bill Pmt -Check   03/01/2004        -703,492.46              0.00
                                                                                   -------------   ---------------
Total Sidley Austin Brown & Wood                                                    -564,784.60              0.00


SNET                                                                                                         0.00
                                                Bill              03/01/2004             202.95            202.95
                                                Bill Pmt -Check   03/01/2004            -202.95              0.00
                                                Bill              03/12/2004             461.32            461.32
                                                Bill              03/12/2004             206.91            668.23
                                                Bill Pmt -Check   03/12/2004            -206.91            461.32
                                                Bill Pmt -Check   03/12/2004            -461.32              0.00
                                                                                   -------------   ---------------
Total SNET                                                                                 0.00              0.00


Sonara Carvalho                                                                                              0.00
                                                Bill              03/01/2004             165.00            165.00
                                                Bill Pmt -Check   03/01/2004            -165.00              0.00
                                                Bill              03/26/2004             165.00            165.00
                                                Bill Pmt -Check   03/26/2004            -165.00              0.00
                                                                                   -------------   ---------------
Total Sonara Carvalho                                                                      0.00              0.00


Sutherland Asbill & Brennan, LLC                                                                          -208.11
Total Sutherland Asbill & Brennan, LLC                                                                    -208.11


UPS Delivery                                                                                                 0.00
                                                Bill              03/01/2004              16.00             16.00
                                                Bill              03/01/2004              16.00             32.00
                                                Bill              03/01/2004              16.00             48.00
                                                Bill Pmt -Check   03/01/2004             -48.00              0.00
                                                Bill              03/05/2004              16.00             16.00
                                                Bill Pmt -Check   03/05/2004             -16.00              0.00
                                                Bill              03/12/2004              16.00             16.00
                                                Bill Pmt -Check   03/12/2004             -16.00              0.00
                                                Bill              03/18/2004              16.00             16.00
                                                Bill Pmt -Check   03/18/2004             -16.00              0.00
                                                Bill              03/26/2004              32.00             32.00
                                                Bill Pmt -Check   03/26/2004             -32.00              0.00
                                                                                   -------------   ---------------
Total UPS Delivery                                                                         0.00              0.00


VeriCenter                                                                                                   0.00
                                                Bill              03/01/2004           2,525.73          2,525.73
                                                Bill Pmt -Check   03/01/2004          -2,525.73              0.00
                                                                                   -------------   ---------------
Total VeriCenter                                                                           0.00              0.00
                                                                                   -------------   ---------------


                                                                                   -------------   ---------------

TOTAL                                                                               -686,045.16         36,803.88
                                                                                   =============   ===============


                                                                                                Exhibit 2A Page 4 of 5


                                            The New Power Company
                                                Vendor Detail
                                             Month of March, 2004

                                                   Type              Date            Amount              Balance
                                                ---------------   ----------       ------------    ---------------

Balance at Feb. 29, 2004                                                                               722,849.04
New Invoices                                                                                           244,897.63
Invoices Paid                                                                                         -930,942.79


                                                                                                   ---------------
Balance at March 31, 2004                                                                               36,803.88
                                                                                                   ===============


                                                                                                Exhibit 2A Page 5 of 5




                            The New Power Company
                             Unpaid Bills Detail
                             As of March 31, 2004


                                             Date              Num           Open Balance
                                          ------------   ----------------   ----------------
   Arnold & Porter
                                           10/14/2003    Inv. 1065562              1,270.25
                                                                            ----------------
   Total Arnold & Porter                                                           1,270.25


   AT&T
                                           06/30/2003                                 64.35
                                                                            ----------------
   Total AT&T                                                                         64.35


   Bracewell Patterson
                                           07/22/2003    200110                     -805.76
                                           06/30/2003                              1,280.76
                                           01/20/2004    025619.000001             1,058.30
                                                                            ----------------
   Total Bracewell Patterson                                                       1,533.30


   Carroll & Gross
                                           06/30/2003                             22,814.73
                                                                            ----------------
   Total Carroll & Gross                                                          22,814.73


   D'Arcangelo & Co. LLP
                                           11/21/2003    Inv. 11023                4,614.50
                                                                            ----------------
   Total D'Arcangelo & Co. LLP                                                     4,614.50


   King and Spalding
                                          12/1182003     Inv. 257269               6,039.00
                                                                            ----------------
                                                                                   6,039.00

   Leboeuf, Lamb, Greene & Macrae
                                           10/14/2003                                675.86
                                                                            ----------------
   Total Leboeuf, Lamb, Greene & Macrae                                              675.86


   Sutherland Asbill & Brennan, LLC
                                           07/08/2003                               -208.11
                                                                            ----------------
   Total Sutherland Asbill & Brennan, LLC                                           -208.11
                                                                            ----------------

TOTAL                                                                             36,803.88
                                                                            ================



                                                                                        Exhibit 2B Page 1 of 1


                                                                Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from February 29, 2004 through March 31, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date       $  15,587


Inventory at Beginning of Period         $ - (per 12/31/03 G/L)
PLUS:  Inventrory Purchased                -  (per daily cash report)
LESS:  Inventory Used or Sold              -
                                        ---------

End of Month Balance                     $ - (per 1/31/04 G/L)
                                        =========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date              $   1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period      $       -
Less:  Depreciation Expense                      -
Less:  Dispositions                              -
Add:  Purchases                                  -
                                         ------------

Fixed Assets at End of Period            $       -
                                         ============

                                                                Attachment 4
                                                                 Page 1 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    3/01/2004-3/31/2004

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Concentration Account

Beginning Balance    $   96,643,041.61
Total Deposits       $       44,064.29
Total Payments       $    2,446,272.45
Closing Balance      $   94,240,833.45
Service Charges      $        2,274.18

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A

                                                                Attachment 4
                                                                 Page 2 of 14


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      3/01/2004-3/31/2004

Name of Bank:          JP Morgan Chase
Branch:                New York
Account Name:          NewPower ACH Account
Account Number:
Purpose of Account:    ACH (T&E)

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges        N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A

                                                                Attachment 4
                                                                 Page 3 of 14


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      3/01/2004-3/31/2004

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                  $0.00
Total Deposits               $930,759.74
Total Payments               $930,759.74
Closing Balance                    $0.00
Service Charges        N/A

First Check issued this Period                 200431
Last Check issued this Period                  200475
Total # of checks issued this Period               44

                                                                Attachment 4
                                                                 Page 4 of 14

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     3/01/2004-3/31/2004

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance             $0.00
Total Deposits              $327.56
Total Payments              $327.56
Closing Balance               $0.00
Service Charges       N/A

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period             NA

                                                                Attachment 4
                                                                 Page 5 of 14


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     3/01/2004-3/31/2004

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges       N/A

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 6 of 14

Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      3/01/2004-3/31/2004

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/IBM Collections

Beginning Balance               $69.14
Total Deposits                   $0.00
Total Payments                 $379.74
Closing Balance               ($310.60)
Service Charges                $379.74

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 7 of 14

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     3/01/2004-3/31/2004

Name of Bank:         JP Morgan Chase
Branch:               New York
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges       N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 8 of 14


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     3/01/2004-3/31/2004

Name of Bank:         JP Morgan Chase
Branch:               New York
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 9 of 14

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     3/01/2004-3/31/2004

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance           $0.00 CAN$
Total Deposits
Total Payments              $0.00
Closing Balance             $0.00
Service Charges       $       -

First Check issued this Period                 NA
Last Check issued this Period                  NA
Total # of checks issued this Period            0


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 10 of 14

Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    3/01/2004-3/31/2004

Name of Bank:        First Union/ Wachovia
Branch:              Charlotte, NC
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Power/AES Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges      N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 11 of 14
Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    3/01/2004-3/31/2004

Name of Bank:        Royal Bank of Canada
Branch:              Ontario Transit
Account Name:        The New Power Company
Account Number:
Purpose of Account:  US$ A/C

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges      N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # of checks issued this Period         N/A




                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 12 of 14

Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    3/01/2004-3/31/2004

Name of Bank:        JP Morgan Chase
Branch:              New York
Account Name:        The New Power Company
Account Number:
Purpose of Account:  WildCard ATM Settlement

Beginning Balance         $46,075.77
Total Deposits                 $0.00
Total Payments            $46,075.77
Closing Balance                $0.00
Service Charges      N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 13 of 14
Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     3/01/2004-3/31/2004

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance           $0.00
Total Deposits              $0.00
Total Payments              $0.00
Closing Balance             $0.00
Service Charges       N/A

First Check issued this Period             None
Last Check issued this Period              None
Total # of checks issued this Period       None


                          ACCOUNT CLOSED

                                                                Attachment 4
                                                                 Page 14 of 14

Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period:     3/01/2004-3/31/2004

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges       N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                          ACCOUNT CLOSED


                                                                Exhibit 5

                            The New Power Company
                                 Check Detail
                                  March 2004


   Num          Date                          Name                       Paid Amount
----------   ------------   -----------------------------------------   ---------------
200431        03/01/2004    Void                                                  0.00
200432        03/01/2004    Atlas Van Lines, Inc                              2,408.06
200433        03/01/2004    Gretchen Crist                                      212.67
200434        03/01/2004    Gretchen Crist - consulting                       2,625.00
200435        03/01/2004    UPS Delivery                                         48.00
200436        03/01/2004    SNET                                                202.95
200437        03/01/2004    Poorman-Douglas Corporation                       1,067.61
200438        03/01/2004    Scherers Conferencing                                16.21
200439        03/01/2004    VeriCenter                                        2,525.73
200440        03/01/2004    Leboeuf, Lamb, Greene & Macrae                   17,136.04
200441        03/01/2004    King and Spalding                                13,564.61
200442        03/01/2004    Sidley Austin Brown & Wood                      703,492.46
200443        03/01/2004    Sonara Carvalho                                     165.00
200444        03/01/2004    Mellon Investors Services, LLC                    1,377.62
200445        03/01/2004    IKON Office Solutions                               137.80
200446        03/01/2004    Kaster Moving Co. Inc.                            1,275.00
200447        03/01/2004    Kaster Moving Co. Inc.                            1,259.50
200448        03/05/2004    Kathleen Magruder                                   238.00
200449        03/05/2004    Morris, Manning & martin, LLP                       138.00
200450        03/05/2004    King and Spalding                                 3,955.98
200451        03/05/2004    Affiliated Warehouses, Inc.                       1,000.33
200452        03/05/2004    Ms. Patricia Foster                               1,313.97
200453        03/05/2004    Role Technology LLC                                 295.00
200454        03/05/2004    UPS Delivery                                         16.00
200455        03/05/2004    MCI                                               1,225.92
200456        03/05/2004    Kaster Moving Co. Inc.                              500.35
200457        03/12/2004    Deloitte & Touche LLP                             7,945.90
200458        03/12/2004    UPS Delivery                                         16.00
200459        03/12/2004    Kaster Moving Co. Inc.                            1,194.85
200460        03/12/2004    SNET                                                206.91
200461        03/12/2004    Commissioner of Revenue Services, Ct                300.00
200462        03/12/2004    CT Corporation System                               560.00
200463        03/12/2004    Delaware Secretary of State                         200.00
200464        03/12/2004    SNET                                                461.32
200465        03/12/2004    Parker, Hudson, Rainer & Dobbs                  151,946.20
200466        03/12/2004    Commissioner of Revenue Services, Ct              1,200.00
200467        03/18/2004    Arnold & Porter                                   6,598.75
200468        03/18/2004    Mellon Investors Services, LLC                    1,363.19
200469        03/18/2004    UPS Delivery                                         16.00
200470        03/18/2004    IKON Office Solutions                               536.36
200471        03/18/2004    Poorman-Douglas Corporation                       1,042.01
200472        03/26/2004    UPS Delivery                                         32.00
200473        03/26/2004    Sonara Carvalho                                     165.00
200474        03/26/2004    AT&T Wireless                                       151.05
200475        03/30/2004    Ms. Patricia Foster                                 809.44





Note:  Does not include payments made by wire                                         Page 1 of 1


                                                                 Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from February 29, 2004 through March 31, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from February 29, 2004 through March 31, 2004
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                          Full Time  Part Time

# of Employees at beginning of period                                        1
# hired during the period                                        -           -
# terminated/resigned during period                              -           -
                                                          ---------------------
# employees on payroll - end of period                           0           1
                                                          =====================

# of employees on temporary consulting assignments                           1

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted.


                                                                Attachment 7B
                                                                (Supplemental)

                 PAYMENTS MADE TO INSIDERS 3/01/04 - 3/31/04

Payments are in gross amts

                  Title               Amount         Date          Type
FOSTER, MARY      President & CEO     $ 7,291.67     3/15/2004    Salary for pay period 3/01 - 3/15
                                      $ 7,291.67     3/31/2004    Salary for pay period 3/16 - 3/31
                                     -------------

                                      $14,583.34
                                     =============




                                                                Attachment 8


NewPower Holdings, Inc.
Case Number:  02-10835
Significant Developments During Reporting Period
For Period from February 29, 2004 through March 31, 2004

None